                              ACQUISITION AGREEMENT


                                     BETWEEN


                            CYBERAMERICA CORPORATION

                                       AND

                      INNOVATIVE PROPERTY DEVELOPMENT CORP.

                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale..............................................................2

Purchase Price.................................................................2

Warranties and Representations of CYAA and Sellers.............................2

Warranties and Representations of IPD..........................................5

Term...........................................................................8

The IPD Shares.................................................................8

Conditions Precedent to Closing................................................8

Termination....................................................................9

Exhibits......................................................................10

Miscellaneous Provisions......................................................10

Closing.......................................................................10

Post-Closing: Form 10 or Form 10-SB...........................................10

Governing Law.................................................................10

Counterparts..................................................................10

                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT dated October 30, 1998, by, between and among Innovative Property Development Corp, a Utah corporation ("IPD"), and CyberAmerica Corporation, a Nevada Corporation ("CYAA").

         WHEREAS, CYAA owns an interest in several corporations through its holdings in the common stock of such corporations, several are 100% owned by CYAA and in others a less than 100% interest is held; and

         WHEREAS, CYAA desires to sell and IPD desires to purchase one hundred (100%) percent of such shares;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. The Sellers hereby agree to sell, transfer, assign and convey to IPD and IPD hereby agrees to purchase and acquire from the Sellers, one hundred (100%) percent of CYAA's issued and outstanding common stock in each of the named corporations set forth in Exhibit "A" as attached hereto (the "CYAA Common Shares"), in a reorganization that is intended to be a tax-free exchange of shares of stock.

II. Purchase Price. The aggregate purchase price to be paid by IPD for the CYAA Common Shares shall be 1,382,528 shares of IPD voting common stock, (the "IPD Common Shares"). The IPD Common Shares will be issued to the individual Shareholders of CYAA as of the stated record date in accordance with Exhibit "B" attached hereto. No fractional shares of IPD Common Stock will be issued; in lieu thereof, the number of shares of IPD Common Stock to be issued to each Seller will be rounded up to the next whole share.

III. Warranties and Representations of CYAA and Sellers. In order to induce IPD to enter into the Agreement and to complete the transaction contemplated hereby, CYAA warrants and represents to IPD that:

         A. Organization and Standing. CYAA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "C" are true and correct copies of CYAA's Certificate of Incorporation, amendments thereto and all current By laws of CYAA. No changes thereto will be made in any of the Exhibit "C" documents before the Closing.

         B. Capitalization. As of the November 1, 1998, CYAA's entire authorized equity capital consists of 20,000,000 shares of Common Stock, of which 2,832,064 shares of Common Stock were outstanding. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any


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

                  authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which any of the Sellers are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The CYAA Common Shares constitute one hundred (100%) percent of the equity capital of CYAA in each of the corporations listed on Exhibit "A", which includes, inter alia, one hundred (100%) percent of CYAA's voting ----------- power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

         C. Ownership of the CYAA Shares As of the Date hereof, the Sellers are the sole owners of the CYAA Common Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the CYAA Common Shares will not have been registered under the `'33 Act, or any applicable State Securities laws.

         D. Taxes. CYAA has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on CYAA or the corporations listed in Exhibit A.

         E. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting CYAA and the corporations that are the subject of this agreement as listed in Exhibit A, or that arise out of the operation of those corporations, except as described in Exhibit "D" attached hereto. CYAA is not in violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the `33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

         F.       Governmental   Regulation.   CYAA  holds  the   licenses   and
                  registrations  set  forth  on  Exhibit  "E"  hereto  from  the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit CYAA to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "E" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.


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

         G. Ownership of Assets. Except as set forth in Exhibit "F", CYAA has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the shares listed in Exhibit A.

         H. No Interest in Suppliers, Customers, Landlords or Competitors. Neither the Shareholders nor any member of their families have any interest of any nature whatever in any supplier, customer, landlord or competitor of CYAA.

         I. No Debt Owed by CYAA to Shareholders. Except as set forth in Exhibit "G" CYAA does not owe any money, securities, or property to either the Shareholders or any member of the families or to any company controlled by such a person, directly or indirectly. To the extent that CYAA may have any undisclosed liability to pay any sum or property to any such person or entity or any member of their families such liability is hereby forever irrevocably released and discharged.

         J. Corporate Records. All of CYAA's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of CYAA are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

         K. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to IPD in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         L. Validity of the Agreement. All corporate and other proceedings required to be taken by CYAA in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by CYAA, and constitutes the valid and binding obligation of CYAA, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate CYAA's Certificate of Incorporation or document of undertaking, oral or written, to which CYAA is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by CYAA and/or those corporations listed in Exhibit A can continue to be so conducted after completion of the transaction contemplated hereby.

         M. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by IPD according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, IPD will have acquired title in and to the Common Shares listed in Exhibit A free and clear of all claims, liens and encumbrances.

         N. Access to Books and Records. IPD will have full and free access to the books of those corporations listed in Exhibit A during the course of this transaction prior to Closing, during regular business hours.

         O. CYAA's Financial Statements. CYAA's Balance Sheet and Profit and Loss statement for the quarter ended June 30, 1998, attached hereto as Exhibit "H", accurately describe CYAA's financial position as of the dates thereof. Within 90 days after the Closing. CYAA will provide IPD with certified financial statements for the necessary periods to file a Form 10 or Form 10SB, if required. These financial statements shall be prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B and/or the rules promulgated under the `33' act and the 34' act and certified by independent certified public accountants with substantial SEC experience.)

IV. Warranties and Representations of IPD. In order to induce CYAA to enter into the Agreement and to complete the transaction contemplated hereby, IPD warrants and represents to CYAA and Sellers that:

         A. Organization and Standing. IPD is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

         B. Capitalization IPD's entire authorized equity capital consists of shares of voting common stock, $.001 par value. As of the Closing, IPD will have 50,000,000 shares Common Stock, $.001 par value, authorized, of which 304,275 shares of voting common stock of IPD will be issued and outstanding, which does not include the 1,382,528 shares being issued to CYAA Shareholders hereunder pursuant to Section 4(2) of the `33 Act of the issuance at closing. Upon issuance, all of the IPD Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of IPD's equity securities are set forth in the Articles of Incorporation, as amended and IPD's By-Laws (Exhibit "I" hereto). Except as set forth above, there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which IPD is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-Laws of IPD provide


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

                  that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of IPD. Cumulative voting is not provided for by the By-Laws or Articles of Incorporation of IPD. Accordingly, as of the Closing the 1,382,528 shares being issued to and acquired by the Shareholders will constitute approximately eighty-two (82%) percent of the Common Shares of IPD which will then be issued and outstanding, which includes inter alia, that same percentage of IPD's voting power, right to receive ---------- dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

         C. Ownership of Shares. By IPD's issuance of the IPD Common Shares to the CYAA Shareholders pursuant to the Agreement, the Shareholders will thereby acquire good absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such IPD shares will not have been registered under the `33 Act.

         D. Significant Agreements. IPD is not and will not at Closing be bound by any of the following, unless specifically listed in Exhibit "J" hereto:

                  1.       Employment advisory or consulting contract;

                  2.       Plan providing for employee benefits of any nature;

                  3.       Lease with respect to any property or equipment;

                  4. Contract of commitment for any future expenditure in excess of $100.

                  5. Contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;

                  6. Contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement;

                  7. Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of the Agreement.

         E. Taxes. IPD has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate. All of such returns are true and complete.

         F. Liabilities. At and as of the Closing Date, IPD will have a total of approximately $3,476,467 in current and long-term liabilities, exclusive of the costs, including legal and accounting fees and other expenses, in connection with this transaction.

         G. No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting IPD, or against any of IPD's officers or directors and arising out of their operation of IPD. IPD has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the `33 Act, the `34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state. IPD is not now and never has been required to file reports under the `33 Act or the `34 Act.

         H. Corporate Records. All of IPD's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation: all of said books and records will be delivered to IPD's new management at the Closing.

         I. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to CYAA's counsel in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

         J. Validity of the Agreement. All corporate action and proceedings required to be taken by IPD in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by IPD, and constitutes a valid and binding obligation of IPD. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, IPD's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which IPD is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

         K. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by CYAA according to their terms, and that at the time of such execution and delivery, the CYAA Shareholders will have acquired good, marketable title in and to the IPD Common Shares acquired pursuant hereto, free and clear of all liens and encumbrances.


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

         L. Access to Books and Records. CYAA will have full and free access to IPD's books and records during the course of this transaction prior to and at the Closing.

         M. IPD Financial Statements. At or before the Closing, IPD will provide CYAA with recent audited financial statements, which will be certified in accordance with GAAP by independent certified public accountants with substantial SEC experience.

         N. IPD Financial Condition. Prior to the Closing, IPD will have $4,445,331 in assets and $3,476,467 of liabilities.

         O. Stockholder Approval. Immediately upon the signing of the Agreement, IPD will submit to its stockholders by meeting or consent the matters described in section VII(B)(1) herein, if required to do so under Utah Corporate Law. CYAA agrees that it will vote all of its IPD shares in favor of all items submitted to IPD stockholders in accordance with the Agreement.

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The IPD Shares. All o f the IPD Common Shares shall be validly issued, fully-paid and non-assessable shares of IPD Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in the respective Articles of Incorporation.

VII.      Conditions Precedent to Closing.

         A. The obligations of CYAA under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                  1. That IPD and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                  2. That IPD and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

                  3. That IPD's stockholders, by proper and sufficient vote, shall have properly approved all of the matters described in Section VII(B)(1) herein, if required to do so under Utah Corporate Law; and

         B. The obligations of IPD under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

                  1. That IPD stockholders, if necessary by proper and sufficient vote of its stockholders, shall have approved the Agreement and the transactions contemplated hereby and will have approved such other changes as are consistent with the Agreement for submission to IPD stockholders, if required to do so under Utah Corporate Law;

                  2. That CYAA's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

                  3. That CYAA shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

                  4. That the parties jointly and severally indemnify and hold harmless IPD's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

VIII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

         A.       The mutual agreement of the parties;

         B.       Any party if:

                  1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

                  2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in entirety.


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

X. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI. Closing. The Closing of the transactions contemplated by the Agreement ("Closing") shall take place at 1:00 P.M. on the first business day after the stockholders of IPD approve this transaction, if approval is required or on December , 1998, whichever is sooner, if shareholder approval is not required or can be obtained subsequent to closing by shareholder ratification. The Closing shall occur at the offices of ______________________ or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII. Post-Closing: Form 10 or Form 10-SB. As soon as practical after Closing and after IPD meets the initial listing requirements for the NASDAQ Small Caps market, IPD will prepare, file and use its best efforts to have declared effective a Form 10 or Form 10-SB Registration Statement with the Securities and Exchange Commission.

XIII. Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah.

XIV. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together
         shall  constitute  one  and  the  same  binding  Agreement,   with  one
         counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Innovative Property Development Corp.


By: /s/ Richard D. Surber
    ---------------------
        Richard D. Surber

Its:   President


CyberAmerica Corporation

By: /s/ Gerald Einhorn
    ------------------

Its:   Vice-President

                                INDEX TO EXHIBITS

Exhibit No.                  Description

A                            List of shares to be transferred by CYAA to IPD

B                            List of CYAA's stockholders

C CYAA's Certificate of Incorporation, as amended and By-laws

D                            Pending Actions

E                            Licenses and registrations of CYAA

F                            Liens and encumbrances on CYAA's assets or property

G                            CYAA's liabilities

H                            CYAA's unaudited Financial Statements

I                            CYAA's Corporate Summary

J                            IPD's By-Laws

K                            Significant Agreements


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